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                                                                 Exhibit 21
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                             AMERITECH CORPORATION
                                 SUBSIDIARIES
                              as of March 1, 1996


AMERITECH CORPORATION                                                          Delaware
Illinois Bell Telephone Company (d/b/a Ameritech Illinois)                     Illinois
Indiana Bell Telephone Company, Incorporated (d/b/a Ameritech Indiana)         Indiana
Michigan Bell Telephone Company (d/b/a Ameritech Michigan)                     Michigan
The Ohio Bell Telephone Company (d/b/a Ameritech Ohio)                         Ohio
Wisconsin Bell, Inc. (d/b/a Ameritech Wisconsin)                               Wisconsin
  Ameritech Services, Inc. (Jointly owned by the AOCs)                         Delaware
    Ameritech Center Phase I, Inc. (Jointly owned by AIT and ASI)              Delaware
    Ameritech Advanced Data Services of Illinois, Inc.                         Delaware
    Ameritech Advanced Data Services of Indiana, Inc.                          Delaware
    Ameritech Advanced Data Services of Michigan, Inc.                         Delaware
    Ameritech Advanced Data Services of Ohio, Inc.                             Delaware
    Ameritech Advanced Data Services of Wisconsin, Inc.                        Delaware
Ameritech Capital Funding Corporation                                          Delaware
Ameritech Communications, Inc. (formerly Global Link, Inc.)                    Delaware
Ameritech Credit Corporation                                                   Delaware
Ameritech Development Corporation                                              Delaware
    World View Systems Corp.                                                   Delaware
Ameritech Information Industries Services, Inc.                                Delaware
Ameritech Information Systems, Inc.                                            Delaware
  Ameritech EGA, Inc.                                                          Delaware
  Ameritech Health Connections, Inc.                                           Delaware
    Ameritech Health Information Management Corporation of Ohio                Delaware
    Ameritech Health Information Management Corporation of Tennessee           Delaware
  Dynix Corporation                                                            Utah
     Dynix, Incorporated                                                       Utah
     Dynix Chrysallis, Ltd. (Canada)                                           Canada
     Dynix Marquis, Inc.                                                       Utah
     Retro Link Associates, Inc.                                               Utah
     DMI Promark, Inc.                                                         Utah
     Dynix Library Systems, Inc. (Canada)                                      Canada
     Dynix Library Systems (UK), Ltd.                                          U.K.
     Dynix Library Systems (Ireland), Ltd.                                     Ireland
     Dynix (France), S.A.                                                      France
     Dynix (Deuschland), GmbH                                                  Germany
     Dynix (Nederland), B.V.                                                   Netherlands
     Dynix (Chile), Limitada                                                   Chile
  Health Network Ventures, Inc.                                                Delaware
  NOTIS Systems, Inc.                                                          Delaware
  Wisconsin Health Information Network, Inc.                                   Delaware
Ameritech International, Inc.                                                  Delaware
  Wer Liefert Was?                                                             Germany
  Wer liefert was AG                                                           Germany
  Wer liefert Was? Ges.m.b.H.                                                  Germany
  Ameritech Australia PTY Limited                                              Australia
  Ameritech International Holdings Company                                     Delaware
Ameritech International Business Development Corporation                       Delaware
Ameritech Kidsoft Holdings, Inc.                                               Delaware
Ameritech Knowledge Data, Inc.                                                 Delaware
Ameritech Long Distance Industry Services, Inc.                                Delaware
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
Ameritech Media Ventures, Inc.                                                 Delaware
Ameritech Mobile Communications, Inc.                                          Delaware
  Ameritech Mobile Communications of Wisconsin, Inc.                           Wisconsin
  Ameritech Mobile Phone Service of Chicago, Inc.                              Illinois
  Ameritech Mobile Phone Service of Cincinnati, Inc.                           Delaware
  Ameritech Mobile Phone Service of Detroit, Inc.                              Delaware
  Ameritech Mobile Phone Service of Illinois, Inc.                             Illinois
  Ameritech Mobile Services, Inc.                                              Delaware
  Ameritech Mobile Services of Wisconsin, Inc.                                 Delaware
  Metrocom Communications, Inc.                                                Delaware
  AMCI Partnership Holdings, Inc.                                              Delaware
  Ameritech Mobile Data, Inc.                                                  Delaware
  AMC Mexican Holdings, Inc.                                                   Delaware
  CyberTel Financial Corporation                                               Delaware
    CyberTel Corporation                                                       Delaware
      CyberTel Cellular Management Company                                     Delaware
      Cyber Tel Cellular Telephone Company (with Gensub, Inc.)                 Delaware
      CyberTel Minneapolis Paging Corporation                                  Delaware
      CyberTel St. Louis Paging Corporation                                    Delaware
    GSAA, Inc.                                                                 Delaware
      Gensub, Inc.                                                             Delaware
      Hawaiian Cellular Properties, Inc.                                       Delaware
  Ohio Paging Units, Inc.                                                      Delaware
Ameritech Monitoring Services, Inc.                                            Delaware
Ameritech New Media, Inc.                                                      Delaware
Ameritech New Zealand Funding Corporation                                      Delaware
Ameritech New Zealand Investments, Inc.                                        Delaware
  Ameritech Holdings Limited                                                   New Zealand
    HKP Partners of New Zealand                                                New Zealand
      Sky Network Television Limited                                           New Zealand
    Telecom Corporation of New Zealand Limited                                 New Zealand
Ameritech New Zealand Limited                                                  Delaware/New Zealand
Ameritech Payphone Services, Inc.                                              Delaware
Ameritech Payphone Services of Illinois, Inc.                                  Illinois
Ameritech Payphone Services of Indiana, Inc.                                   Indiana
Ameritech Payphone Services of Ohio, Inc.                                      Ohio
Ameritech Payphone Services of Michigan, Inc.                                  Michigan
Ameritech Payphone Services of Wisconsin, Inc.                                 Wisconsin
Ameritech Properties Corporation                                               Delaware
Ameritech Publishing, Inc.                                                     Delaware
  Ameritech Industrial Infosource, Inc.                                        Delaware
  Ameritech Publishing of Illinois, Inc.                                       Illinois
  Consumer Direct Access, Inc.                                                 California
Ameritech Security Link, Inc.                                                  Delaware
Ameritech Telecommunications Services Company                                  Delaware
Ameritech Wireless Communications, Inc.                                        Delaware
American Information Technologies Corporation                                  Nevada
Ameritech Communications, Inc.                                                 Nevada
Ameritech Corporation                                                          Nevada
Ameritech Credit Corporation                                                   Nevada
National Guardian Security Services Corporation                                Delaware
Polska Telefonia Komorkowa                                                     Poland
Starline Insurance Company                                                     Vermont
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